TAXATION	12 Months Ended
Dec. 31, 2022
Disclosure of income tax [Abstract]
TAXATION	TAXATION

Figures in millions	US Dollars
	2022	2021	2020
South African taxation
Normal taxation	1	—	1
Prior year under (over) provision	1	(1)	—
Deferred taxation
Other temporary differences	—	—	74
	2	(1)	75
Foreign taxation
Normal taxation	198	252	553
Prior year under (over) provision	31	(3)	8
Deferred taxation
Temporary differences	(7)	52	9
Prior year under (over) provision	4	4	(6)
Impairment and disposal of tangible assets	(58)	—	—
Change in estimate	3	6	(14)
Change in statutory tax rate	—	2	—
	171	313	550
	173	312	625

Figures in millions	US Dollars
Reconciliation to South African statutory rate	2022	2021	2020

Implied tax charge at 28%	137	268	445
Increase (decrease) due to:
Expenses not tax deductible(1)	84	22	29
Share of associates and joint ventures' profit	(46)	(70)	(78)
Tax rate differentials(2) and withholding taxes(3)	25	54	96
Exchange variations and translation adjustments	—	6	28
Deferred tax assets recognised at Obuasi	(56)	—	(6)
Current year tax losses (expense) not recognised:
Obuasi	(50)	6	—
AngloGold Ashanti Holdings plc	24	25	31
North America	22	13	4
Siguiri (4)	(27)	(37)	(8)
SA Corporate	20	18	—
Change in planned utilisation of deferred tax assets and impact of estimated deferred tax rate change	3	6	(14)
Tax effect of retained SA items	—	—	16
Tax allowances	—	—	(1)
Derecognition of deferred tax assets	—	—	78
Impact of statutory tax rate change	—	2	—
Adjustment in respect of prior years(5)	36	—	2
Other	1	(1)	3
Income tax expense	173	312	625
(1) Includes non-deductible corporate, legal, project, exploration and rehabilitation costs, impairments in Brazil and British Virgin Isle group losses.
(2) Due to different tax rates in various jurisdictions, primarily Tanzania, Ghana, Guinea, Australia, Brazil and Argentina.
(3) Withholding taxes on dividends paid.
(4) Siguiri current tax expense not recognised due to tax holiday.
(5) Includes $34m provided in Colombia in 2022.
.

Figures in millions	US Dollars
	2022	2021	2020
Analysis of unrecognised deferred tax assets
Available to be utilised against future profits
- utilisation required within one year	107	54	62
- utilisation required between one and two years	100	177	54
- utilisation required between two and five years	1,350	1,339	352
- utilisation required between five and twenty years	956	989	1,002
- utilisation in excess of twenty years	588	449	421
	3,101	3,008	1,891
At the statutory tax rates the unrecognised value of deferred tax assets is: $857m (2021: $834m; 2020: $487m), mainly relating to tax losses incurred in the United Kingdom, North America, Ghana, Colombia and South Africa. Unutilised capital allowances in Ghana of $132m (2021:$1bn) were converted into tax losses. The losses are forfeited if not utilised within five years.

On 23 February 2022, the South African finance minister announced a change in corporate tax rate from 28% to 27% for companies with years of assessment ending on or after 31 March 2023. Unrecognised deferred tax assets in South Africa was calculated at 27%. The tax rate change resulted in a $4m decrease within the South African unrecognised deferred tax assets.

Income tax uncertainties

AngloGold Ashanti operates in numerous countries around the world and accordingly is subject to, and pays annual income taxes under, the various income tax regimes in the countries in which it operates. Some of these tax regimes are defined by contractual agreements with local government, and others are defined by the general corporate income tax laws of the country. The Group has historically filed, and continues to file, all required income tax returns and to pay the taxes reasonably determined to be due. In some jurisdictions, tax authorities are yet to complete their assessments for previous years. The tax rules and regulations in many countries are highly complex and subject to interpretation. From time to time, the Group is subject to a review of its historic income tax filings and in connection with such reviews, disputes can arise with the tax authorities over the interpretation or application of certain rules in respect of the Group’s business conducted within the country involved. Significant judgement is required in determining the worldwide provisions for income taxes due to the complexity of legislation. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business.

Irrespective of whether potential economic outflows of matters have been assessed as probable or possible, individually significant matters are included below, to the extent that disclosure does not prejudice the Group.

Argentina - Cerro Vanguardia SA
The Argentina Tax Authority has challenged the deduction of certain hedge losses, with tax and penalties amounting to $4m (2021: $7m; 2020: $8m). Management has appealed this matter which has been heard by the Tax Court, with final evidence submitted in 2017. The matter is pending and judgement is expected in the next 24 months as at 31 December 2022. Management is of the opinion that the hedge losses were claimed correctly and no provision has therefore been made.

Brazil - AGA Mineração and Serra Grande
The Brazil Tax Authority has challenged various aspects of the companies’ tax returns for periods from 2005 to 2016 which individually and in aggregate are not considered to be material. Based on engagement with the Brazil Tax Authority, certain amounts have been allowed and assessments reduced, whilst objections have been lodged against the remainder of the findings. In December 2019, Serra Grande received a tax assessment of $23m (2021: $19m; 2020: $20m) relating to the amortisation of goodwill on the acquisition of mining interests, which is permitted as a tax deduction when the acquirer is a domiciled entity. Management is of the opinion that the Brazil Tax Authority is unlikely to succeed in this matter. This is supported by external legal advice and therefore no provision has been made.

Colombia - La Colosa and Gramalote
The tax treatment of exploration expenditure has been challenged by the Colombian Tax Authority which resulted in claims for taxes and penalties of $42m(1) (2021: $74m; 2020: $86m) pertaining to the 2010 to 2014 tax years.

These assessments were appealed in 2016 (in the case of La Colosa) and resulted in adverse judgements in the Administrative Court of Cundinamarca in 2018, which were subsequently appealed by AngloGold Ashanti. The deduction of exploration costs is prohibited from 2017 onwards following a change in legislation. Subsequent to this date, exploration costs have been treated in accordance with the amended legislation. In July 2019, the Supreme Administrative Court issued a ruling that duplicate penalties may not be charged. The impact of the ruling is that certain penalties were waived.

During November 2022, the Supreme Administrative Court issued final rulings on the tax treatment of exploration expenditure pertaining to the 2010 and 2011 tax years, partially allowing the AngloGold Ashanti tax claims as submitted. The rulings, which included tax and interest, cannot be appealed and resulted in tax liabilities of $34 million being provided for in 2022. The Court fully waived penalties for the 2010 and 2011 tax years which were originally assessed, to the value of $70m (2021: $48m; 2020: $76m). Penalties of $8m pertaining to the 2013 and 2014 tax years was not recognised as a provision in 2022 and is considered to be contingent, awaiting judgement from the Courts. A revised tax reform was adopted on 16 December 2022 in Colombia, which may lead to a reduction in interest charged on the 2010 and 2011 tax years. In February 2023, the Company paid $25m, which included a reduction of $6m in interest under the tax reform, in full settlement of the 2011 tax and equity tax claims. The final court ruling in respect of the 2010 tax year is awaited.
(1) After reduction of overall exposure by $70m (2021: $48m; 2020: $76m ) as described above.

Ghana - Iduapriem
The Ghana Revenue Authority completed a tax audit during the third quarter of 2020 for the 2018 year of assessment claiming a tax liability of $14m at the time (2021:$14m; 2020: $15m). The claim related to corporate income taxes, where certain business expenses have been disallowed as a deduction for tax purposes. Management filed an objection to the assessment in September 2020 and a tax appeal with the High Court during the fourth quarter of 2021. An out of court settlement was reached with the Ghana Revenue Authority during the fourth quarter of 2022, whereby the corporate income tax claims were withdrawn, at no cost to Iduapriem.

Guinea - Siguiri
The Guinea Tax Authority has challenged certain aspects of Société AngloGold Ashanti de Guinée S.A.'s tax return for the 2010 year of assessment totalling $8m (attributable) (2021: $8m (attributable); 2020: $8m (attributable)). Management has objected to the assessment. However, provision has been made for a portion of the total claims amounting to $2m (attributable) (2021: $2m (attributable); 2020: $2m (attributable)). A meeting was held in February 2022 under the Minister of Budget Tax advisor’s chairmanship, calling for the formation of a tripartite committee to review the claim and resolve the issue. Members from government were appointed to the committee, but no meetings were held in 2022.

Mali – Yatela and AGA Mali Services
The Mali Tax Authority has challenged various aspects of Société des Mines de Yatela S.A. and Société AngloGold Ashanti Mali S.A.'s tax returns for periods of 2012 to 2019 totalling $4m (attributable) (2021: $4m (attributable); 2020: $1m (attributable)). Management is of the opinion that the Mali Tax Authority is unlikely to succeed in the tax matters and therefore no provision has been made.

Tanzania - Geita Gold Mine
The Tanzania Revenue Authority has raised audit findings on various tax matters for years from 2009 to 2021 amounting to $318m (2021: $291m; 2020: $254m) including adjusted tax assessments relating to the 2020 and 2021 tax years, which were received in June 2022 and September 2022 totalling $28 million. In addition, the Tanzania Revenue Authority has issued Agency Notices on various local bank accounts of the Company in Tanzania, enforcing payments from those bank accounts, despite the matters being on appeal. In order to continue operating its bank accounts and to not impact operations, Geita made payments under protest for which a receivable of $24m (2021: $25m) was raised. Management has objected and appealed through various levels of the administrative processes. Management has obtained external legal advice and is of the opinion that the claims of the Tanzania Revenue Authority are unlikely to succeed.
In addition, it should be noted that amendments passed to Tanzanian legislation in 2017 amended the 2010 Mining Act and new Finance Act. Effective from 1 July 2017, the gold mining royalty rate increased to 6% (from 4%) and further a 1% clearing fee on the value of all minerals exported was imposed. The Group has been paying the higher royalty and clearing fees since this date, under protest, and is of the view that this is in contravention of its Mining Development Agreement.